                                                                   Exhibit 10.25

                                                                  EXECUTION COPY

                                  LETTER WAIVER

                                           Dated as of February 8, 2002

To the banks, financial institutions
   and other institutional lenders
   (collectively, the "Banks")
                       -----
   parties to the Loan Agreement
   referred to below and to Citibank, N.A.,
   as agent (the "Agent") for the Banks
                  -----

Ladies and Gentlemen:

          We refer to the Amended and Restated Senior Revolving Loan Agreement dated as of September 21, 2001, as amended by the Letter Amendment dated as of January 7, 2002 (the "Loan Agreement") among the undersigned and you.
                      --------------
Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in the Loan Agreement.

          We hereby request that you waive, solely through January 10, 2003 (the "Waiver Termination Date"), solely with respect to Pocahontas Gas Partnership,
 -----------------------
the requirements of Section 7.1.9 of the Loan Agreement. On the Waiver Termination Date, without any further action by the Agent and the Banks, all of the terms and provisions set forth in the Loan Documents with respect to Defaults thereunder that are waived hereunder and not cured prior to the Waiver Termination Date shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and the Agent and the Banks shall have all of the rights and remedies afforded to them under the Loan Documents with respect to any such Defaults as though no waiver had been granted by them hereunder.

          This Letter Waiver shall become effective as of the date first above written when, and only when, the Agent shall have received counterparts of this Letter Waiver executed by us and the Required Banks or, as to any of the Banks, advice satisfactory to the Agent that such Bank has executed this Letter Waiver, and the consent attached hereto executed by each Guarantor. This Letter Waiver is subject to the provisions of Section 10.1 of the Loan Agreement.

          The Loan Agreement, the Notes and each of the other Loan Documents, except to the extent of the waiver specifically provided above and as amended hereby, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
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                                       2

          If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by executing and returning at least two counterparts of this Letter Waiver to Susan L. Hobart, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022.

          This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.

          This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

                                           Very truly yours,

                                           CONSOL ENERGY INC.


                                           By
                                               ---------------------------------
                                               Title:

Agreed as of the date first above written:

CITIBANK, N.A.,
         as Agent and as Bank


By
  ----------------------------------------
    Title:


THE BANK OF NOVA SCOTIA


By
  ----------------------------------------
    Title:


DRESDNER BANK, AG, NEW YORK AND GRAND CAYMAN BRANCHES


By
  ----------------------------------------
    Title:


By
  ----------------------------------------
    Title:


MELLON BANK, N.A.


By
  ----------------------------------------

    Title:


AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED


By
  ----------------------------------------
    Title:


PNC BANK, N.A.


By
  ----------------------------------------
    Title:


NATIONAL CITY BANK


By
  ----------------------------------------
    Title:

                                     CONSENT

                                                  Dated as of February    , 2002
                                                                      ----

          The undersigned, each a Significant Subsidiary and a party to the Significant Subsidiary Guaranty dated October 2, 2001 (the "Guaranty") in favor
                                                            --------
of the Agent, for its benefit and the benefit of the Banks parties to the Loan Agreement referred to in the foregoing Letter Waiver, hereby consents to such Letter Waiver and hereby confirms and agrees that notwithstanding the effectiveness of such Letter Waiver, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

                                          CONSOLIDATION COAL COMPANY


                                          By
                                             -----------------------------------
                                             Title:  Treasurer


                                          CONRHEIN COAL COMPANY


                                          By
                                             -----------------------------------
                                             Title:  Treasurer


                                          CONSOL FINANCIAL INC.


                                          By
                                             -----------------------------------
                                             Title:  Treasurer


                                          CONSOL OF KENTUCKY INC.


                                          By
                                             -----------------------------------
                                             Title:  Treasurer


                                          CONSOL PENNSYLVANIA COAL COMPANY


                                          By
                                             -----------------------------------
                                             Title:  Treasurer


                                          EIGHTY-FOUR MINING COMPANY


                                          By
                                             -----------------------------------
                                             Title:  Treasurer

                                          FAIRMONT SUPPLY COMPANY


                                          By
                                             -----------------------------------
                                             Title:  Attorney-in-Fact


                                          ISLAND CREEK COAL COMPANY


                                          By
                                             -----------------------------------
                                             Title:  Treasurer


                                          IC COAL INC.


                                          By
                                             -----------------------------------
                                             Title:  Treasurer


                                          McELROY COAL COMPANY


                                          By
                                             -----------------------------------
                                             Title:  Treasurer


                                          ROCHESTER & PITTSBURGH COAL COMPANY


                                          By
                                             -----------------------------------
                                             Title:  Treasurer